Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Nicholas R. Schacht, Chief Executive Officer of Learning Tree International, Inc. (“Learning Tree”), and LeMoyne T. Zacherl, Chief Financial Officer of Learning Tree, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.	The Quarterly Report on Form 10-Q of Learning Tree for the six months ended March 31, 2006 (“the Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Learning Tree.

Date: May 10, 2006	/s/ NICHOLAS R. SCHACHT
Nicholas R. Schacht
Chief Executive Officer

/s/ LEMOYNE T. ZACHERL
LeMoyne T. Zacherl
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Learning Tree and will be retained by Learning Tree and furnished to the Securities and Exchange Commission or its staff upon request.